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                                Exhibit 23.1

                     Consent of Independent Accountants





Consent of Independent Accountants


We consent to the incorporation by reference in this registration statement on Form S-8 of our report, dated February 18, 1997, on our audits of the consolidated financial statements of Vertex Pharmaceuticals Incorporated.


                                   Coopers and Lybrand  L.L.P.


Boston MA
May 13, 1997

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